                                                                   Exhibit 10.32
                           ATMOS ENERGY CORPORATION
                           ------------------------

                               PERFORMANCE-BASED
                               -----------------
                     SUPPLEMENTAL EXECUTIVE BENEFITS PLAN
                     ------------------------------------




                        Effective Date: August 12, 1998
                        -------------------------------

                                   ARTICLE I
                                   ---------
                          Purpose and Effective Date
                          --------------------------


     Section 1.1.  Purpose:  The purpose of this Plan is to provide supplemental
                   -------
retirement income, death and disability benefits to certain executive employees of Atmos Energy Corporation.

     Section 1.2.  Effective Date:  The Plan is effective on August 12, 1998.
                   --------------

                                  ARTICLE II
                                  ----------
                         Definitions and Construction
                         ----------------------------

     Section 2.1.  Definitions:  The following words and phrases used in this
                   -----------
Plan shall have the respective meanings set forth below, unless the context in which they are used clearly indicates a contrary meaning:

          (a)      Beneficiary: The individual or individuals described in
                   -----------
     Section 7.3 of this Plan who are receiving any benefit payments hereunder.

          (b)      Board of Directors:  The Board of Directors of the Employer.
                   ------------------

          (c)      Cause: The termination of employment by the Employer upon the
                   -----
     happening of either (i) or (ii) as follows:

                   (i) The willful and continued failure by the Participant to substantially perform his duties with the Employer (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Employer that specifically identifies the manner in which the Employer believes that the Participant has not substantially performed his duties.

                   (ii) The Participant's willful engagement in conduct that is demonstrably and materially injurious to the Employer, monetarily or otherwise.

     For purposes of this paragraph, no act, or failure to act, on the Participant's part shall be deemed "willful" if done, or omitted to be done, by the Participant in good faith and with a reasonable belief that the action or omission was in the best interests of the Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board of Directors of the Employer at a meeting of such Board of Directors called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors that Participant was guilty of conduct set forth above in clauses
     (i) or (ii) of this Paragraph and specifying the particulars thereof in detail.

          (d)  Change in Control:
               -----------------

               (i)  The occurrence of any of the following:

                    (A) Any "Person" (as defined in subparagraph (ii) below), other than (1) the Employer or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Employer or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Employer in substantially the same proportions as their ownership of stock of the Employer, is or becomes the "beneficial owner" (as defined in subparagraph (ii) below), directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Employer's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Employer, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (C)(1) below.

                    (B) During any period of two consecutive years (the "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Employer and any "new director" (as defined in subparagraph (ii) below) cease for any reason to constitute a majority of the Board of Directors.

                    (C) There is consummated a merger or consolidation of the Employer or any direct or indirect subsidiary of the Employer with any other corporation, except if:

                         (1) the merger or consolidation would result in the voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Employer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                         (2) the merger or consolidation is effected to implement a recapitalization of the Employer (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such Person any securities acquired directly from the Employer or its Affiliates other than in connection with the acquisition by the Employer or its Affiliates of a business) representing 60% or more of the combined voting power of the Employer's then outstanding securities.

                    (D) The shareholders of the Employer approve a plan of complete liquidation or dissolution of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all the Employer's assets, other than a sale or disposition by the Employer of all or substantially all of the Employer's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Employer in substantially the same proportions as their ownership of the Employer immediately prior to such sale.

               (ii) For purposes of subparagraph (i) above,

                    (A) "Person" shall have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act.

                    (B) "Beneficial owner" shall have the meaning provided in Rule 13d-3 under the Exchange Act.

                    (C) "New director" shall mean an individual whose election by the Employer's Board of Directors or nomination for election by the Employer's shareholders was approved by a vote of at least 2/3's of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

                    (D) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (e)  Compensation: Except as otherwise provided in the Participant's
               ------------
     Participation Agreement, the sum of (i) and (ii) as follows:

               (i) The greater of (A) the Participant's annual base salary at the date of his termination of employment, or (B) the average of the Participant's annual base salary for the highest three (3) calendar years (whether or not consecutive) of the Participant's employment with the Employer.

               (ii) The greater of (A) the Participant's last Performance Award, or (B) the average of the highest three (3) Performance Awards (whether or not consecutive).

          (f)  Death Benefit:  The total benefit provided under this Plan upon
               -------------
     the death of a Participant, which benefit is calculated in this Plan on a pre-tax basis.

          (g)  Disability:  The termination of a Participant's employment with
               ----------
     the Employer on account of disability as determined under the Group Long-Term Disability Plan, or, if the Group Long-Term Disability Plan is not then in existence, on account of ill health, physical or mental disability or any other reason beyond the Participant's control, which prevents him from performing his duties of employment for a period of six (6) continuous months, as determined in good faith by the Employer.

          (h)  Disability Benefit:  The monthly benefit provided under this Plan
               ------------------
     to a Participant who suffers a Disability, which benefit is calculated in this Plan on a pre-tax basis.

          (i)  Eligible Employee:  An employee (i) who is not a participant in
               -----------------
     the Supplemental Executive Benefits Plan ("SEBP") as of August 12, 1998 and is either a corporate officer of the Employer elected by the Board of Directors (excluding any assistant officers that may be elected from time to time) or the president of an Operating Division; or (ii) who was a participant in the SEBP prior to January 1, 1999, but who as of January 1, 1999 elected in writing to cease his participation in the SEBP and become an Eligible Employee hereunder as of that date. Any employee who elects to become an Eligible Employee pursuant to clause (ii) of the preceding sentence shall receive credit as an Eligible Employee hereunder for the period of time he was an eligible employee under the SEBP.

          (j)  Employer:  Atmos Energy Corporation.
               --------

          (k)  Group Long-Term Disability Plan:  The Atmos Energy Corporation
               -------------------------------
     Group Long-Term Disability Plan, as amended from time to time.

          (l)  Industry Peer Group: The peer group of companies identified in
               -------------------
     Exhibit D which will serve as the Employer's benchmark in setting its executive compensation programs. The Board of Directors may from time to time change the peer group set forth on Exhibit D, but any such change shall be applied prospectively in accordance with the principles set forth in Exhibit D.

          (m)  Involuntary Termination:  The termination of a Participant's
               -----------------------
     participation in the Plan due to either (i) or (ii) as follows:

               (i) The Participant's employment with the Employer is terminated involuntarily by the Employer for any reason other than Cause or Disability.

               (ii) Any reason other than for Cause by the Employer prior to his termination of employment with the Employer.

          (n)  Operating Division:  Energas Company, Greeley Gas Company, Trans
               ------------------
     Louisiana Gas Company, Western Kentucky Gas Company, United Cities Gas Company and any other division of the Employer that the Employer may hereafter establish.

          (o)  Participant:  An Eligible Employee of the Employer who meets the
               -----------
     requirements to participate in the Plan in accordance with the provisions of Article III hereof.

          (p)  Participation Agreement: The agreement between the Employer and a
               -----------------------
     Participant described in Section 9.6 of this Plan, executed in the form attached hereto as Exhibit A, or in such other form as the Board of Directors, in its sole discretion, may establish from time to time.

          (q)  Plan: The Atmos Energy Corporation Performance-Based Supplemental
               ----
     Executive Benefits Plan, as set forth herein and as amended from time to time.

          (r)  Pension Plan: Any defined benefit pension plan adopted,
               ------------
     established or maintained by the Employer, whichever is applicable, as amended from time to time. Any amount payable to or with respect to a Participant from any group annuity contract maintained in connection with the Pension Plan shall be deemed part of the benefit applicable to the Participant under the Pension Plan.

          (s)  Performance Awards: Except as otherwise provided in the
               ------------------
     Participant's Participation Agreement, any amount paid, or authorized to be paid, to a Participant pursuant to any annual performance bonus or incentive compensation plan adopted or established by the Employer, or, upon and after a Change in Control, any amount paid, or authorized to be paid, to a Participant as a performance related cash bonus in addition to his base cash compensation.

          (t)  Performance Ranking: The Employer's percentile ranking in Total
               -------------------
     Shareholder Return compared to the Industry Peer Group for the lesser of
     (i) the ten (10)-year period, or (ii) the most recent period of the Participant's continuous employment with the Employer, preceding the Participant's Retirement or Involuntary Termination.

          (u)  Plan Administrator:  The Board of Directors.
               ------------------

          (v)  Plan Year:  Each twelve (12) month period beginning on January 1
               ---------
     and ending on December 31, except the first Plan Year shall be for the period beginning August 12, 1998 and ending December 31, 1998.

          (w)  Retired Participant:  A Retired employee of the Employer who
               -------------------
     receives benefits under this Plan.

          (x)  Retirement or Retire:  A Participant's voluntary termination from
               --------------------
     employment with the Employer after he is vested in his retirement benefits under the Pension Plan and has met the age and service requirements to be eligible to commence an early retirement benefit under the Pension Plan.

          (y)  Supplemental Pension:  A Participant's monthly pension benefit
               --------------------
     provided under this Plan, which benefit is calculated in this Plan on a pre-tax basis.

          (z)  Total Shareholder Return: As of any determination date (the
               ------------------------
     "Determination Date"), shall mean the change, stated as a percentage, in the price of one share of the Employer's or Industry Peer Group's Common Stock, as reported on the applicable stock exchange ("Price of One Share") from a prior point in time (the "Beginning Date") to the Determination Date. In calculating the Price of One Share as of the Determination Date,
     (i) there shall be added to such Price the value of any shares or fractional shares which would result from the reinvestment, on the last day of the month in which declared, of any dividends paid on such One Share during the period between the Beginning Date and the Determination Date, with the value of such shares or fractional shares being calculated on the basis of the Price of One Share as of the Determination Date; and (ii) appropriate adjustment shall be made in such Price for other increases or decreases in the number of issued and outstanding shares resulting from events such as stock split-ups, combinations or exchanges of shares.

     Section 2.2.   Construction:  The masculine gender, whenever appearing in
                    ------------
this Plan, shall be deemed to include the feminine gender; the singular may include the plural; and vice versa, unless the context clearly indicates to the contrary.

     Section 2.3.   Governing Law:  This Plan shall be construed in accordance
                    -------------
with and governed by the laws of the State of Texas, except to the extent otherwise preempted by the Employee Retirement Income Security Act of 1974, as amended, or any other Federal law.

                                  ARTICLE III
                                  -----------
                         Eligibility and Participation
                         -----------------------------

     Section 3.1.   Employees Eligible to Participate:  Each Eligible Employee
                    ---------------------------------
shall participate in this Plan, provided he complies with the provisions of Sections 9.5 and 9.6 hereof. Any Participant who ceases being an Eligible Employee during his employment with the Employer shall immediately cease participation in this Plan and shall no longer be a Participant, except as otherwise set forth herein.

                                  ARTICLE IV
                                  ----------
                           Assets Used for Benefits
                           ------------------------

     Section 4.1.   Amounts Provided by the Employer:  Benefits payable under
                    --------------------------------
this Plan shall constitute general obligations of the Employer in accordance with the terms of this Plan. The Employer may, in its sole discretion, establish a trust or other funding arrangement that is subject to the claims of the Employer's general creditors for the purpose of funding a Participant's accrued benefit payable under this Plan. Any such trust or other funding arrangement may also provide for the distribution to the Participant of an amount equal to any federal or state income taxes that are incurred by the Participant in the event the establishment of such trust or other funding arrangement constitutes the constructive receipt by the Participant of any benefits payable hereunder prior to the actual receipt of such benefits. The Employer shall make appropriate adjustments to the amount of the Participant's Supplemental Pension payable each month in order to reflect the effect upon such Supplemental Pension of the distribution described in the foregoing sentence. The Employer also may, but shall not be obligated to, purchase one or more life insurance policies or contracts to provide for the payment of the Death Benefits. Any such policies or contracts purchased hereunder shall remain a general asset of the Employer or of any trust established hereunder.

     Section 4.2.   Funding: Not later than the time each Participant Retires or
                    -------
becomes eligible to receive an unreduced Supplemental Pension under this Plan, whichever occurs first, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of such Participant's accrued Supplemental Pension. The amount required to be funded by this Section 4.2 shall be calculated in accordance with Section 8.3 hereof. Notwithstanding the foregoing, immediately upon a Change in Control, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of all Supplemental Pension benefits (vested and unvested) payable hereunder to each Participant and Retired Participant, regardless of whether any such person is then eligible to Retire or to receive an unreduced Supplemental Pension. The Employer shall review the funding status of each such trust or other funding arrangement required to be established under this Section 4.2 on an annual basis and shall make such contributions thereto as may be required to maintain the value of the assets thereof at no less than 100% of the then-present value of all such Supplemental Pension benefits.

                                   ARTICLE V
                                   ---------
                         Supplemental Pension Benefits
                         -----------------------------

     Section 5.1.   Eligibility for Supplemental Pension:
                    ------------------------------------
     (a)  Upon Retirement.  Except as otherwise provided elsewhere in this Plan
          ---------------
or in a Participation Agreement, a Participant who has been an Eligible Employee for at least two years and Retires shall be entitled to receive a Supplemental Pension.

     (b)  Upon Involuntary Termination Prior to a Change in Control.  A
          ---------------------------------------------------------
Participant who suffers an Involuntary Termination prior to a Change in Control shall be entitled to receive a Supplemental Pension, subject to the provisions of Section 5.1(c) of this Plan, so long as he is vested in his retirement benefits under the Pension Plan at the time of his Involuntary Termination and has been an Eligible Employee for at least two years prior to the Involuntary Termination.

     (c)  Upon Voluntary Termination Prior to a Change in Control or Termination
          ----------------------------------------------------------------------
For Cause.  A Participant who voluntarily resigns from employment with the
---------
Employer prior to being eligible for Retirement and prior to a Change in Control or who is terminated from employment with the Employer for Cause shall not be entitled to receive a Supplemental Pension.

     (d)  Upon Disability.  A Participant who suffers a Disability shall be
          ---------------
entitled to a Supplemental Pension as provided in Section 6.4.

     Section 5.2.   Amount of Supplemental Pension:
                    ------------------------------
     (a)  Upon Retirement.  Except as otherwise provided in the Participant's
          ---------------
Participation Agreement, the Supplemental Pension payable to a Participant who Retires, and who has been an Eligible Employee for at least two years shall, unless reduced as provided in paragraph (c) below, equal (i) minus (ii) as follows:
                                                      -----

          (i) One-twelfth (1/12th) of the Target Percentage (as defined in paragraph (b) below) of the Participant's Compensation, reduced if the Participant has fewer than ten (10) years of vesting service under the Pension Plan by one-tenth (1/10th) for each year of his vesting service less than ten (10);

          (ii) The monthly amount of pension payable to the Participant under the Pension Plan as of the date that his Supplemental Pension commences, assuming payment in the automatic form applicable to him under the Pension Plan.

     (b)  Target Percentage: The Target Percentage shall mean the percentage set
          -----------------
forth in the following table based on the Performance Ranking (to the nearest 5%) calculated as of the last day of the plan year preceding or coincident with the date such Participant Retires:

------------------------------------------------------------------------------------------------------------------------------------
   Performance           Target                              Performance            Target
     Ranking           Percentage                              Ranking            Percentage
------------------------------------------------------------------------------------------------------------------------------------
       50%                 50%                                    75%                 70%
------------------------------------------------------------------------------------------------------------------------------------
       55%                 60%                                    80%               77.5%
------------------------------------------------------------------------------------------------------------------------------------
       60%               62.5%                                    85%                 85%
------------------------------------------------------------------------------------------------------------------------------------
       65%                 65%                                    90%               92.5%
------------------------------------------------------------------------------------------------------------------------------------
       70%               67.5%                                    95%                100%
------------------------------------------------------------------------------------------------------------------------------------


          In no event can the target percentage exceed 100%.

     (c)  Reduction for Early Commencement of Supplemental Pensions.  If a
          ---------------------------------------------------------
Participant's Supplemental Pension commences before the Participant attains age 62, the amount determined under subparagraph (a)(i) above shall, unless otherwise provided in a Participation Agreement, be reduced by 2% per year for the first two (2) years (or fractional years thereof, based on full months) that the date of commencement precedes age 62, and by 4% per year for the next five (5) years (or fractional years thereof, based on full months) that the date of commencement precedes age 60.

     (d)  Cost of Living and Other Adjustments.  A Participant who has begun to
          ------------------------------------
receive his Supplemental Pension shall be entitled to receive any cost of living or other adjustments to which he is otherwise entitled pursuant to the Pension Plan, and his Supplemental Pension shall not be reduced by such adjustments. If a Participant would not be entitled to receive a cost of living or other adjustment due to statutory or regulatory limitations on Pension Plan benefits, the Supplemental Pension shall be increased by the amount of such adjustment for the time the limitations are in effect.

     (e)  Upon Involuntary Termination Prior to a Change in Control.  The
          ---------------------------------------------------------
Supplemental Pension payable to a Participant who suffers an Involuntary Termination prior to a Change in Control shall be determined in accordance with paragraph (a) above, but, except as otherwise provided in the Participant's Participation Agreement, for purposes of subparagraph (a)(i) and (b) shall be based upon his Compensation and years of vesting service under the Pension Plan and his Target Percentage calculated as of the date of his Involuntary Termination.

     Section 5.3.   Form of Payment of Supplemental Pension:
                    ---------------------------------------

     (a)  Married Participants.  Except as otherwise provided in the
          --------------------
Participant's Participation Agreement, if a Participant is married when his Supplemental Pension commences, it shall be paid in the form of a joint and 50% survivor annuity, with the Participant's spouse on the date payment commences as the joint annuitant.

     (b)  Unmarried Participants.  Except as otherwise provided in the
          ----------------------
Participant's Participation Agreement, if a Participant is not married when his Supplemental Pension commences, it shall be paid in the form of a ten year certain and life annuity payable to the Participant or the Participant's named beneficiary.

     Section 5.4.   Commencement of Supplemental Pension:
                    ------------------------------------
     (a)  Upon Retirement. The Supplemental Pension of a Participant who Retires
          ---------------
shall commence at the time he begins receiving retirement benefits from the Pension Plan.

     (b)  Upon Involuntary Termination Prior to a Change in Control.  The
          ---------------------------------------------------------
Supplemental Pension of a Participant who suffers an Involuntary Termination prior to a Change in Control shall commence at such time as elected by the Participant on or after he attains age 55.

     Section 5.5.   Supplemental Pensions After a Change in Control:
                    -----------------------------------------------
     (a)  Eligibility For Supplemental Pension. Notwithstanding anything to the
          ------------------------------------
contrary in this Plan, a Participant shall be entitled to a Supplemental Pension, regardless of whether he has been an Eligible Employee for at least two years or is vested in his retirement benefits under the Pension Plan, if following a Change in Control of the Employer which occurs at a time when he is an Eligible Employee, either (i) or (ii) occurs:

          (i) The Participant's employment is terminated involuntarily by the Employer for any reason other than for Cause.

          (ii) The Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause prior to his termination of employment with the Employer.

In order for the provisions of this Section 5.5 to apply, the involuntary termination of employment referred to in subparagraph (i) above or the termination of participation referred to in subparagraph (ii) above must occur within three (3) years after the Change in Control.

     If a Participant's employment is involuntarily terminated by the Employer for any reason other than for Cause, or his participation in the Plan is terminated by the Employer for any reason other than for Cause, prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination either (A) was at the request or direction of a person who has entered into an agreement with the Employer, the consummation of which would constitute a Change in Control, or (B) was otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then such Participant's termination of employment or participation shall be deemed to have followed a Change in Control of the Employer, and such Participant shall be one who is described in this paragraph (a).

     (b)  Amount of Supplemental Pension.  The Supplemental Pension payable to a
          ------------------------------
Participant described in paragraph (a) above shall be calculated in the same manner as set forth in Section 9.1(c) for benefits payable in the event of a termination of the Plan, but based on a Target Percentage of not less than 75% and his Compensation as of the date of his employment termination or the date his participation in the Plan is terminated, whichever is applicable.

     (c)  Commencement of Supplemental Pension. The Supplemental Pension payable
          ------------------------------------
to a Participant described in paragraph (a) above shall commence on the later of
(i) the date his employment terminates, or (ii) the date he elects payment on or after he attains age 55.

                                  ARTICLE VI
                                  ----------
                              Disability Benefits
                              -------------------

     Section 6.1.   Eligibility For Disability Benefits:  A Participant shall be
                    -----------------------------------
entitled to a Disability Benefit if he suffers a Disability prior to his Retirement.

     Section 6.2.   Amount of Disability Benefits:  The Disability Benefit
                    -----------------------------
payable to an eligible Participant shall equal (a) minus (b) as follows:

          (a) One-twelfth (1/12th) of sixty percent (60%) of the Participant's Compensation calculated as of the date of his Disability.

          (b) The total monthly amount of disability benefit payable to the Participant under the Group Long-Term Disability Plan (before any offsets) as of the date that his employment terminates due to Disability.

     Section 6.3.   Payment of Disability Benefits:  A Participant's Disability
                    ------------------------------
Benefits shall commence at the same time such Participant begins receiving benefits from the Group Long-Term Disability Plan and shall continue for so long as benefits are paid under the Group Long-Term Disability Plan.

     Section 6.4.   Payment of Supplemental Pension to Disabled Participants:
                    --------------------------------------------------------

     (a)  Upon Reaching Normal Retirement Age. If a Participant who has suffered
          -----------------------------------
a Disability reaches his normal retirement age under the Pension Plan while still receiving Disability Benefits, such Participant shall be entitled to a Supplemental Pension commencing at the time Participant begins receiving retirement benefits from the Pension Plan regardless of whether the Participant has been an Eligible Employee for at least two years. The Supplemental Pension payable to such Participant shall be in the form provided in Section 5.3 and determined in accordance with Subsection 5.2(a). Upon commencement of a Participant's Supplemental Pension under this Section 6.4(a), such Participant's Disability Benefit under Section 6.3 hereof shall cease.

     (b)  Prior to Reaching Normal Retirement Age.  Notwithstanding the
          ---------------------------------------
provisions of paragraph (a) above, a Participant receiving a Disability Benefit may elect to receive a Supplemental Pension at any time after becoming eligible to Retire and prior to his normal retirement age under the Pension Plan. If such an election is made, the Participant's Disability Benefits shall cease and the Participant shall commence receiving a Supplemental Pension in the form provided in Section 5.3 at the same time he begins receiving retirement benefits from the Pension Plan. The Supplemental Pension payable to such Participant shall be determined in accordance with Subsections 5.2(a), (b) and (c), and shall be determined based on the Participant's Compensation as of the date that such individual terminated employment on account of disability.

                                  ARTICLE VII
                                  -----------
                                Death Benefits
                                --------------

     Section 7.1.   Eligibility For Death Benefits:  A Participant shall be
                    ------------------------------
entitled to a Death Benefit if he meets the requirements of either (a) or (b) or
(c) as follows:

          (a) He dies before his employment with the Employer terminates or while receiving a Disability Benefit under this Plan.

          (b) He Retires but dies before the commencement of his Supplemental Pension.

          (c) He is entitled to a Supplemental Pension pursuant to the provisions of Subsection 5.1(b) or Subsection 5.5(a) of this Plan, but dies before the commencement of his Supplemental Pension.

     Section 7.2.   Amount of Death Benefit:
                    -----------------------

     (a)  In-Service Death: In the case of a Participant who dies as provided in
          ----------------
Subsection 7.1(a), the Death Benefit will be the total of the following (i),
(ii), and (iii):

          (i) A lump sum payment equal to two times the Participant's Compensation minus any amount payable under the Employer's Group Basic Life Insurance Plan (the "Lump Sum Death Benefit").

          (ii) A monthly benefit equal to one-twelfth of an amount equal to fifty percent of the Participant's Compensation at the time of his death (the "Monthly Death Benefit").

          (iii) If the Participant leaves a child or children to whom payments are to be made under Section 7.3 hereof, a monthly benefit equal to one-twelfth of an amount equal to twenty-five percent of the Participant's Compensation at the time of his death (the "Dependent Death Benefit").

     (b)  Post Retirement Death:  In the case of a Participant who dies as
          ---------------------
provided in Subsection 7.1(b), a Death Benefit will be paid in the amount and to the beneficiary that would have been applicable had the Participant's Supplemental Pension commenced in the month of his death.

     (c)  Deferred Retirement Death.  In the case of a Participant who dies as
          -------------------------
provided in Subsection 7.1(c), a Death Benefit will be paid as provided in (i) or (ii) as follows:

          (i) In the case of a Participant who dies prior to reaching age 55, to the beneficiary (determined as of the Participant's date of death) and in the amount that would have been applicable had the Participant lived to age 55, commenced his Supplemental Pension in the month immediately following the month in which he reached age 55 and died immediately after his Supplemental Pension commenced.

          (ii) In the case of a Participant who dies after reaching age 55, in the amount and to the beneficiary that would have been applicable had the Participant's Supplemental Pension commenced in the month of his death.

     Section 7.3.   Form of Payment of Death Benefit:
                    --------------------------------

     (a)  Lump Sum and Monthly Death Benefits:  The Lump Sum and Monthly Death
          -----------------------------------
Benefits are payable to the Participant's surviving spouse. If the Participant does not have a surviving spouse, the Lump Sum and Monthly Death Benefits are payable to the Participant's surviving children in equal shares (regardless of dependent status) or, if there are no surviving children, to the Participant's surviving parents or siblings as designated by the Participant for this purpose and in the manner specified by the Participant on a form supplied by the Employer. Payment of the Monthly Death Benefit shall be as a single life annuity if payable to Participant's surviving spouse or a 120-month term certain annuity if payable to a child, parent, or sibling.

     (b)  Dependent Death Benefit: The Dependent Death Benefit is payable to the
          -----------------------
Participant's dependent children in equal shares until there cease to be any dependent children remaining. As each child loses his or her dependent status, the child's share of the Dependent Death Benefit shall be paid to the remaining dependent child or children in equal shares. A child of the Participant is deemed to be a dependent until the child reaches age eighteen or, if a full-time student (i.e. enrolled in twelve hours or more of courses of higher education), age 25, or until the child's death if earlier. At the discretion of the Plan Administrator, any dependent child's share of the Dependent Death Benefit may be paid to the Participant's surviving spouse or other guardian of such child if applicable and shall constitute full settlement of the Plan's obligation to such child with respect to such payment. If the Participant's surviving spouse dies while receiving the Monthly Death Benefit and while any dependent child or children of the Participant remain, then the

Monthly Death Benefit shall be added to the Dependent Death Benefit and shall be payable in equal shares to the dependent children in the same manner and for the same time period as the Dependent Death Benefit.

     Section 7.4.  Commencement of Death Benefits:
                   ------------------------------
     (a) The Death Benefits payable pursuant to Subsection 7.2(a) shall be paid, with respect to the Lump Sum Death Benefit, or shall commence, with respect to the Monthly and Dependent Death Benefits, as of the first day of the month next following the Participant's death

     (b) The Death Benefits payable pursuant to Subsections 7.2(b) and (c) shall commence as of the first day of the month next following the Participant's death, except in the case of the Death Benefit payable pursuant to Subsection 7.2(c)(i) which, unless earlier commencement is elected as provided below, shall commence as of the first day of the month following the month in which the Participant would have reached age 55. At the beneficiary's option, the Death Benefit payable under Subsection 7.2(c)(i) may commence on the first day of any month following the Participant's death. The earlier benefit to be paid shall be the actuarial equivalent of the benefit that would have been payable at the Participant's attainment of age 55, as determined under Subsection 7.2(c)(i). For purposes of this paragraph, an "actuarial equivalent" benefit shall be determined based upon an interest rate of 8.0% per annum and the "IRS Applicable Table" as prescribed under Internal Revenue Code Section 417(e)(3)(A)(ii)(I).

     (c) If the beneficiary entitled to receive the Death Benefits payable pursuant to Sections 7.2(b) or (c) is the Participant's surviving spouse and such spouse dies before commencement of the payment of these Death Benefits as provided in paragraph (b) above, then no Death Benefits shall be payable under Subsection 7.2(b) or (c).

                                  ARTICLE VIII
                                  ------------

                                 Administration
                                 --------------

     Section 8.1.  Plan Administration:  The Plan shall be administered by the
                   -------------------
Board of Directors. The Board of Directors may, in its sole discretion, establish a committee to carry out the day-to-day administration of the Plan and may delegate any portion of its authority and responsibilities as Plan Administrator to such committee.

     Section 8.2.  Powers of Plan Administrator:  The Plan Administrator shall
                   ----------------------------
have the discretionary power and authority to interpret and administer the Plan according to its terms, including the power to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors in the administration and application of the Plan. The Plan Administrator shall have such additional powers as may be necessary to discharge its duties and responsibilities hereunder.

     Section 8.3.  Calculation of Funding Obligations:  The Employer shall
                   ----------------------------------
calculate its funding obligations hereunder solely by using the actuarial assumptions and methodology set forth in Exhibit B hereto. In its discretion, at any time prior to a Change in Control of the Employer, the Employer may amend Exhibit B to change such actuarial assumptions and methodology, provided that such changes are communicated promptly in writing to all Participants, Retired Participants, and Beneficiaries. Upon and after a Change in Control of the Employer, the actuarial assumptions and methodology set forth in Exhibit B may be changed with respect to any Participant, Retired Participant, or Beneficiary who was a Participant, Retired Participant, or Beneficiary at the time of such

Change in Control, only with the written consent of such affected Participant, Retired Participant, or Beneficiary.

     Section 8.4.  Annual Statements:  As soon as practicable after the end of
                   -----------------
each Plan Year, the Employer shall deliver to each Participant, Retired Participant, and Beneficiary a statement containing (i) the present value of the Employer's future benefit obligations to the Participant, Retired Participant, or Beneficiary; (ii) the actuarial assumptions used to calculate the present value of the Employer's future benefit obligations hereunder; and (iii) the current value of the assets, if any, held in a trust or other funding arrangement for the benefit of the Participant, Retired Participant, or Beneficiary.

                                   ARTICLE IX
                                   ----------

                           Miscellaneous Provisions
                           ------------------------

     Section 9.1.  Amendment or Termination of the Plan:
                   ------------------------------------
     (a) In General.  Subject to the remaining provisions of this Section 9.1,
         ----------
the Board of Directors may by resolution, in its absolute discretion, from time to time, amend, suspend, or terminate any or all of the provisions of the Plan; provided, however, that no amendment, suspension, or termination may apply so as to decrease the payment to any Participant or beneficiary of any benefit under the Plan that he accrued prior to the effective date of such amendment, suspension, or termination unless the Participant has engaged in dishonest or competitive activities as described in Section 9.5 hereof.

     (b) Amendment That Decreases Benefits.  If the Board of Directors amends
         ---------------------------------
the Plan and such amendment results in a decrease in the Supplemental Pension, Death

Benefit or Disability Benefit that otherwise would be paid under this Plan but for the amendment, except as provided in subparagraphs (iii) and (iv) below, the Participant's Supplemental Pension, Death Benefit or Disability Benefit shall equal the sum of (i) and (ii) as follows:

          (i) The amount derived by multiplying the Participant's benefit calculated pursuant to the terms of the Plan in effect immediately prior to the amendment and based upon the Participant's Compensation used to calculate the appropriate benefit by the following fraction: The numerator is the number of years of vesting service the Participant has under the Pension Plan prior to the effective date of the amendment, and the denominator is the total number of years of vesting service the Participant has under the Pension Plan; however, neither the numerator nor the denominator shall exceed 10.

          (ii) The amount derived by multiplying the Participant's benefit as calculated pursuant to the terms of the Plan as amended based upon the Participant's Compensation used to calculate the appropriate benefit by the following fraction: The numerator is the number of years that the Participant participated in the Pension Plan after the effective date of the amendment (but this number when added to the numerator of the fraction in subparagraph (i) above, shall not exceed 10) and the denominator is the total number of years of vesting service the Participant has under the Pension Plan (but this number shall not exceed 10).

          (iii) Notwithstanding the foregoing provisions of this paragraph (b), if the Plan is so amended before a Participant has five years of vesting service under the Pension Plan, the Participant's Supplemental Pension, Death Benefit or Disability Benefit shall be calculated solely in accordance with the terms of the Plan as amended.

          (iv) Notwithstanding the foregoing provisions of this paragraph (b), if any such amendment occurs upon or after a Change in Control, the Participant's Supplemental Pension shall at least equal the benefits which would be paid under paragraph (c) below if there was a termination of the Plan at the time of such amendment.

     (c)  Termination of the Plan.
          -----------------------
          (i) If the Board of Directors terminates all or any portion of the Plan and such termination adversely affects a Participant's Supplemental Pension, such Participant shall be entitled to receive a Supplemental Pension whether or not such Participant has been an Eligible Employee for at least two years or has five years of vesting service under the Pension Plan at the time of such Plan termination.

               (A) It shall be based upon the Participant's Compensation as of the date of the termination of the Plan;

               (B) If payment of the Supplemental Pension begins before the Participant has ten years of vesting service in the Pension Plan, the reduction referred to in Section 5.2(a)(i) shall not apply;

               (C) If payment of the Supplemental Pension begins before the Participant attains age 62, the reductions referred to in Section 5.2(c) shall not apply; and

               (D) If the Participant is not otherwise vested under the Pension Plan, the calculation made under Subsection 5.2(a)(ii) above shall be made as if he were so vested.

     The Supplemental Pension determined under this paragraph (c) shall commence on the later of (i) the date his employment terminates, or (ii) the date he elects payment on or after he attains age 55.

          (ii) If the Board of Directors terminates all or any portion of the Plan and such termination adversely affects the Disability Benefits or Death Benefits described in the Plan, a Participant shall continue to be entitled to the Disability Benefits or Death Benefits described in the Plan if he thereafter dies or suffers a Disability. Any such Death Benefit or Disability Benefit, however, shall be calculated as of the date of termination of such benefit or the Plan as if such date of termination was the date the Participant died or suffered a Disability. Payment of any such Death Benefit or Disability Benefit shall be made in accordance with the terms of the Plan as in effect immediately prior to the date of termination of such benefit or the Plan.

     Section 9.2.  Nonguarantee of Employment:  Nothing contained in this Plan
                   --------------------------
shall be construed as a contract of employment between the Employer and any employee, as a right of any employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its employees, with or without Cause.

     Section 9.3.  Nonalienation of Benefits:  To the extent permitted by law,
                   -------------------------
benefits payable under this Plan shall not, without the Plan Administrator's consent, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary. Any unauthorized attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable hereunder shall be void. No part of the assets of the Employer shall be subject to seizure by legal process resulting from any attempt by creditors of or claimants against any Participant or beneficiary or any person claiming under or through the foregoing to attach his interest under the Plan.

     Section 9.4.  Liability:  No director, officer, or employee of the Employer
                   ---------
shall be liable for any act or action, whether of commission or omission, taken by any other director, officer, employee, or agent of the Employer under the terms of the Plan or, except in circumstances involving his bad faith, for anything done or omitted to be done by him under the terms of the Plan.

     Section 9.5.  Noncompetition Agreement:  All Participants in the Plan shall
                   ------------------------
have entered into Noncompetition Agreements in the form attached hereto as Exhibit C as a condition to their participation in the Plan. Notwithstanding any other provisions of this Plan to the contrary, no benefits shall be payable under the Plan, and payment of benefits will cease, if a Participant is in breach of such agreement at any time during the term of such agreement.

     Section 9.6.  Participation Agreement:  Each Participant shall enter into a
                   -----------------------
Participation Agreement as a condition to his participation in the Plan. Such Participation Agreement shall constitute a separate and enforceable agreement between the Employer and the Participant regarding the Participant's rights in the Plan.

     Section 9.7.  Successors to the Employer:  Any successor to the Employer
                   --------------------------
hereunder, which successor continues or acquires any of the business of the Employer, shall be bound by the terms of this Plan in the same manner and to the same extent as the Employer.

     IN WITNESS WHEREOF, and as conclusive evidence of its adoption of this Performance-Based Supplemental Executive Benefits Plan, the Employer has caused this Plan to be duly executed effective as of the 12th day of August, 1998.


                                      ATMOS ENERGY CORPORATION


                                           /s/ Robert W. Best
                                      By:  ________________________________
                                           Robert W. Best
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                   EXHIBIT A

                            PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT is entered into as of the _____ day of ___________________, 19____ by and between ATMOS ENERGY CORPORATION, a Texas and Virginia corporation (the "Employer"), and ____________________________ _______________________________________________ ("Participant").

                              W I T N E S S E T H:

     WHEREAS, the Employer has adopted the Atmos Energy Corporation Performance-Based Supplemental Executive Benefits Plan (the "Plan"), pursuant to which certain executive or management employees of the Employer may receive supple mental retirement, disability, and death benefits; and

[ TO BE INSERTED FOR THOSE PARTICIPANTS IN THE SEBP WHO ELECT TO PARTICIPATE IN THIS PLAN:

     WHEREAS, EFFECTIVE JANUARY 1, 1999, THE PARTICIPANT HAS ELECTED TO PARTICIPATE IN THIS PLAN IN LIEU OF CONTINUED PARTICIPATION IN THE ATMOS ENERGY CORPORATION SUPPLEMENTAL EXECUTIVE BENEFITS PLAN ("SEBP").]

     WHEREAS, in accordance with Section 9.6 of the Plan, the Employer and Participant have agreed to execute and enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Agreement.  The Employer hereby agrees to provide to Participant the
          ---------
benefits described in the Plan pursuant to the terms and conditions set forth in the Plan and in this Agreement. [ TO BE INSERTED FOR THOSE PARTICIPANTS IN THE SEBP WHO ELECT TO PARTICIPATE IN THIS PLAN: PARTICIPANT UNDERSTANDS AND AGREES THAT BY ELECTING TO PARTICIPATE IN THIS PLAN, HE IS VOLUNTARILY TERMINATING HIS PARTICIPATION IN THE SEBP AND ACKNOWLEDGES THAT FROM AND AFTER THE EFFECTIVE DATE OF HIS PARTICIPATION IN THIS PLAN HE SHALL HAVE NO FURTHER RIGHTS TO BENEFITS UNDER THE SEBP AND IS NOT CONSIDERED TO HAVE SUFFERED AN INVOLUNTARY TERMINATION AS DEFINED IN THE SEBP. ]

     2.   Amendment or Termination of the Plan; Termination of Employment or
          ------------------------------------------------------------------
Participation Without Cause.  The Employer hereby agrees that, if
---------------------------

          (i) the Employer amends or terminates the Plan in such a manner that results in a decrease in the amount of the benefits to be paid under the Plan to Participant, or

          (ii) Participant's employment is terminated involuntarily by the Employer for any reason other than for Cause (as defined in Subparagraph 2(e) below), or

          (iii) Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause prior to the Participant's termination of employment with the Employer,

Participant shall have the right to, and the Employer agrees to pay to Participant, any benefits accrued prior to the effective date of such amendment or termination of the Plan or of such termination of Participant's employment with the Employer or participation in the Plan. The amount of benefits that shall be paid under this Paragraph 2 shall be calculated as follows:

     (a) In the event the Employer amends the Plan and such amendment results in a decrease in the amount of the Supplemental Pension, Disability Pension, or Death Benefit that would be paid under the Plan but for the amendment thereof, the amount of Participant's benefit shall be the sum of:

          (i) Participant's benefit as calculated pursuant to the terms of the Plan in effect immediately prior to the amendment thereof, based upon Participant's Compensation as of the date of his retirement, disability, or death, multiplied by a fraction, the numerator of which shall be the number of years of vesting service by Participant in the Pension Plan prior to the effective date of the amendment (which number shall not be less than 5 nor greater than 10) and the denominator of which shall be the total number of years of vesting service by Participant in the Pension Plan (which number, for purposes of calculating Participant's Supplemental Pension, shall not be greater than 10); plus

          (ii) Participant's benefit as calculated pursuant to the terms of the Plan as amended, based upon Participant's Compensation as of the date of his retirement, disability, or death, multiplied by a fraction, the numerator of which shall be the number of years that Participant participated in the Pension Plan after the effective date of the amendment (which number, for purposes of calculating Participant's Supplemental Pension, when added to the numerator of the fraction in clause (i) above, may not exceed 10) and the denominator of which shall be the total number of years of vesting service by Participant in the Pension Plan (which number for purposes of calculating Participant's Supplemental Pension, shall not be greater than 10);

provided, however, that if the Plan is so amended prior to Participant's fifth
--------  -------
year of vesting service in the Pension Plan, Participant's Supplemental Pension payable hereunder shall be calculated solely in accordance with the terms of the Plan as amended; provided, further, that, if such amendment occurs upon or after a
         --------  -------
"Change in Control" (as defined in Subparagraph 3(b) below), Participant's Supplemental Pension must be at least equal the benefits which would be paid under Section 9.1(c) of the Plan if there was a termination of the Plan at the time of such amendment.

     (b) In the event the Employer terminates the Plan or any portion thereof and such termination affects the Disability Pension or Death Benefit described in the Plan, Participant's Disability Pension and Death Benefit shall be calculated as of the date of termination of such benefit as though the date of such termination was the date that Participant became disabled or died. Such Disability Pension and Death Benefit shall become payable, however, only upon Participant's disability or death occurring in accordance with the terms of the Plan or any portion thereof in effect immediately prior to the date of its termination.

     (c) In the event the Employer terminates the Plan or any portion thereof and such termination affects the Supplemental Pension described in the Plan, Participant's Supplemental Pension shall be the amount determined in accordance with Section 5.2 of the Plan except that

          (i) It shall be based upon the Participant's Compensation as of the date of the termination of the Plan;

          (ii) If payment of the Supplemental Pension begins before the Participant has ten years of vesting service in the Pension Plan, the reduction referred to in Section 5.2(a)(i) of the Plan shall not apply;

          (iii) If payment of the Supplemental Pension begins before the Participant attains age 62, the reductions referred to in Section 5.2(c) of the Plan shall not apply; and

          (iv) If the Participant is not otherwise vested under the Pension Plan, the calculation made under Subsection 5.2(a)(ii) of the Plan shall be made as if he were so vested.

     (d) If, at any time prior to a "Change in Control" (as defined in Subparagraph 3(b) hereof), Participant's employment with the Employer is terminated involuntarily by the Employer for any reason other than for Cause (as defined in Subparagraph 2(e) below) or if Participant's participation in the Plan is terminated by the Employer for any reason other than for Cause, Participant shall nevertheless be entitled to the benefits payable under the Plan that have accrued prior to the termination of Participant's employment or Plan participation, the amount of such benefits to be calculated in the manner set forth in Section 5.2 of the Plan; provided, however, that Participant's
                                      --------  -------
right to a Supplemental Pension shall vest only if Participant has been an Eligible Employee for at least two years and has at least five years of vesting service under the Pension Plan as of the date of such termination.

     (e) As used in this Agreement, "Cause" for termination of employment shall mean termination upon

          (i) the willful and continued failure by Participant to substantially perform his duties with the Employer (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant by the Employer that specifically identifies the manner in which the Employer believes that Participant has not substantially performed his duties, or

          (ii) Participant's willful engagement in conduct that is demonstrably and materially injurious to the Employer, monetarily or otherwise.

For purposes of this Subparagraph, no act, or failure to act, on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant not in good faith and without a reasonable belief that the action or omission was in the best interests of the Employer. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board of Directors of the Employer at a meeting of such Board of Directors called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with Participant's counsel, to be heard before the Board of Directors), finding that in the good faith opinion of the Board of Directors that Participant was guilty of conduct set forth above in clauses (i) or (ii) of this Subparagraph 2(e) and specifying the particulars thereof in detail.

     3.   Change in Control.
          -----------------

          (a) Notwithstanding anything expressly or impliedly to the contrary contained in this Agreement or the Plan, if, at any time during the three
     (3)-year period immediately following a Change in Control of the Employer, Participant's employment is involuntarily terminated by the Employer, or he is demoted or reassigned to a position that causes him to cease to be an Eligible Employee, for any reason other than for Cause (as defined in Subparagraph 2(e) above), Participant shall nevertheless be entitled to receive a Supplemental Pension at such time as he becomes entitled to receive a benefit under the Pension Plan regardless of whether Participant has been an Eligible Employee for at least two years or has five years of vesting service under the Pension Plan at the time of such termination, demotion, or reassignment. If a Participant's employment is involuntarily terminated by the Employer for any reason other than for

     Cause, or his participation in the Plan is terminated by the Employer for any reason other than for Cause, prior to a Change in Control (whether or not a Change in Control ever occurs) and such termination either (A) was at the request or direction of a person who has entered into an agreement with the Employer, the consummation of which would constitute a Change in Control, or (B) was otherwise in connection with or in anticipation of a Change in Control (whether or not a Change in Control ever occurs), then such Participant's termination of employment or participation shall be deemed to have followed a Change in Control of the Employer. Such Supplemental Pension shall be calculated in the same manner as set forth in Subparagraph 2(c) above for benefits payable in the event of a termination of the Plan.

          (b) (i) As used in this Agreement, except as provided herein, a "Change in Control" of the Employer shall be deemed to have occurred if:

                    (A) Any "Person" (as defined in subparagraph (ii) below),
               other than (1) the Employer or any of its subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Employer or any of its Affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the shareholders of the Employer in substantially the same proportions as their ownership of stock of the Employer, is or becomes the "beneficial owner" (as defined in subparagraph (ii) below), directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates) representing 33-1/3% or more of the combined voting power of the Employer's then outstanding securities, or 33-1/3% or more of the then outstanding common stock of the Employer, excluding any Person who becomes such a beneficial owner in connection with a transaction described in subparagraph (C)(1) below.

                    (B) During any period of two consecutive years (the
               "Period"), individuals who at the beginning of the Period constitute the Board of Directors of the Employer and any "new director" (as defined in subparagraph (ii) below) cease for any reason to constitute a majority of the Board of Directors.

                    (C) There is consummated a merger or consolidation of the
               Employer or any direct or indirect
               subsidiary of the Employer with any other corporation, except if:

                         (1) the merger or consolidation would result in the
                    voting securities of the Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Employer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                         (2) the merger or consolidation is effected to
                    implement a recapitalization of the Employer (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Employer (not including in the securities beneficially owned by such Person any securities acquired directly from the Employer or its Affiliates other than in connection with the acquisition by the Employer or its Affiliates of a business) representing 60% or more of the combined voting power of the Employer's then outstanding securities;

                    (D) The shareholders of the Employer approve a plan of
               complete liquidation or dissolution of the Employer or an agreement for the sale or disposition by the Employer of all or substantially all the Employer's assets, other than a sale or disposition by the Employer of all or substantially all of the Employer's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Employer in substantially the same proportions as their ownership of the Employer immediately prior to such sale.

               (ii) For purposes of subparagraph (i) above,

                    (A) "Person" shall have the meaning given in Section 3(a)(9)
               of the Securities Exchange Act of 1934, as amended (the "Exchange Act") as modified and used in Sections 13(d) and 14(d) of the Exchange Act.

                    (B) "Beneficial owner" shall have the meaning provided in
               Rule 13d-3 under the Exchange Act.

                    (C) "New director" shall mean an individual whose election by the Employer's Board of Directors or nomination for election by the Employer's shareholders was approved by a vote of at least 2/3's of the directors then still in office who either were directors at the beginning of the Period or whose election or nomination for election was previously so approved or recommended. However, "new director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of the Company.

                    (D) "Affiliate" shall have the meaning set forth in Rule
               12b-2 promulgated under Section 12 of the Exchange Act.

     4.   Limitations.  Except as otherwise provided in Paragraph 3 of this
          -----------
Agreement, Participant agrees that nothing in this Agreement or the Plan shall entitle him, or be deemed to entitle him, to receive a Supplemental Pension under the Plan if

          (i) he has not met the requirements for a Supplemental Pension as set forth in the Plan,

          (ii) his employment with the Employer is terminated prior to his reaching the age of eligibility for the immediate commencement of his Pension Plan benefit due to resignation, or

          (iii) his employment with the Employer or participation in the Plan is terminated for Cause (as defined in Subparagraph 2(e) above).

     5.   Amendment or Termination.  No amendment or termination of the Plan by
          ------------------------
the Employer shall constitute an amendment or termination of this Agreement. This Agreement may be amended or modified only by the written agreement of the parties hereto, and will terminate only upon the occurrence of the earlier of the following events: (i) the execution of a written agreement to terminate this Agreement signed by all of the parties hereto, (ii) the satisfaction of all of the Employer's obligations to Participant under the Plan and this Agreement,
(iii) the termination by Participant of Participant's employment with the Employer by resignation effective prior to Participant reaching age 55, unless such resignation occurs after a Change in Control, (iv) the termination for Cause of Participant's employment with the Employer, or (v) the breach by Participant of any of the terms or provisions of the Noncompetition Agreement executed by Participant in accordance with the Plan.

     6.   Funding.  Not later than the time the Participant Retires or becomes
          -------
eligible to receive an unreduced Supplemental Pension under the Plan, whichever occurs first, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of the Participant's accrued Supplemental Pension. Notwithstanding the foregoing, immediately upon a Change in Control, the Employer shall contribute to a trust or other funding arrangement an amount necessary to fund 100% of the then-present value of all Supplemental Pension benefits (vested and unvested) payable under this Agreement and/or the Plan to the Participant, regardless of whether the Participant is then eligible to Retire or to receive an unreduced Supplemental Pension. The amount required to be funded by this Paragraph 6 shall be calculated in accordance with Paragraph 7 hereof. The Employer shall review the funding status of the trust or other funding arrangement established under this Paragraph 6 on an annual basis and shall make contributions thereto as may be required to maintain the value of the assets thereof at no less than 100% of the then-present value of all such Supplemental Pension benefits.

     7.   Calculation of Funding Obligations.  The Employer shall calculate its
          ----------------------------------
funding obligations under this Agreement and the Plan solely by using the actuarial assumptions and methodology set forth in Exhibit B to the Plan. Upon and after a Change in Control of the Employer which occurs at a time when the Participant is an Eligible Employee, the actuarial assumptions and methodology set forth in Exhibit B may be changed with respect to the Participant or, if applicable, his Beneficiary, only with the Participant's, or, if applicable, his Beneficiary's, written consent.

     8.   Annual Statements:  As soon as practicable after the end of each Plan
          -----------------
Year, the Employer shall deliver to the Participant or, if applicable, his Beneficiary, a statement containing (i) the present value of the Employer's future benefit obligations to the Participant, or, if applicable, his Beneficiary; (ii) the actuarial assumptions used to calculate the present value of the Employer's future benefit obligations under the Plan; and (iii) the current value of the assets, if any, held in any trust or other funding arrangement for the benefit of the Participant, or, if applicable, his Beneficiary.

     9.   No Guarantee of Employment.  Nothing contained in this Agreement shall
          --------------------------
be construed as a contract of employment between the Employer and Participant, or as a right of Participant to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge Participant with or without cause.

     10.  Legal Fees and Expenses.  The Employer agrees to pay any and all legal
          -----------------------
fees and expenses incurred by Participant in seeking to obtain or enforce any right or benefit provided by this Agreement.

     11.  Capitalized Terms.  Each capitalized term used in this Agreement that
          -----------------
is not otherwise defined herein shall have the same meaning attributed to it in the Plan.

     12.  Agreement Binding on Successors to the Employer.  Any successor to the
          -----------------------------------------------
Employer hereunder, which successor continues or acquires any of the business of the Employer, shall be bound by the terms of this Agreement in the same manner and to the same extent as the Employer.

     13.  Governing Law.  This Agreement shall be construed and enforced in
          -------------
accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have executed this Participation Agreement as of the date first written above.



PARTICIPANT:                             ATMOS ENERGY CORPORATION:



_______________________________________  By:  ________________________________

                                   EXHIBIT B

                            ATMOS ENERGY CORPORATION

                  SUMMARY OF ACTUARIAL ASSUMPTIONS AND METHODS
                                      FOR
                DETERMINING ANNUAL PERFORMANCE-BASED SEBP TRUST
                              FUNDING LIABILITIES


ACTUARIAL ASSUMPTIONS

Discount Rate                               8%

Mortality
     Prior to Age 62                     None
     After Age 62                   IRS Applicable Table
                                      (50/50 GAM83)

Salary Scale                                0%

Target Percentage                          75%

METHOD FOR DETERMINING LIABILITIES

The liability determined is the present value as of the valuation date of the projected age 62 Performance-Based SEBP benefit. The projected age 62 benefit is based on Performance-Based SEBP compensation determined as the sum of (1) and
(2) as follows:

     (1) The greater of (A) the Participant's annual base salary at the date of his termination of employment, or (B) the average of the Participant's annual base salary for the highest three (3) calendar years (whether or not consecutive) of the Participant's employment with the Employer.

     (2) The greater of (A) the Participant's last Performance Award or (B) the average of the highest three (3) Performance Awards (whether or not consecutive).

     The qualified plan offset is the projected age 62 qualified plan benefit with no salary scale or wage base projections.

                                   EXHIBIT C

                           NON-COMPETITION AGREEMENT

     THIS NON-COMPETITION AGREEMENT is entered into as of the ____ day of ____________, 19___, by and between ATMOS ENERGY CORPORATION, a Texas and Virginia corporation, on behalf of itself and its affiliates, divisions, parent corporations, and subsidiaries (collectively the "Employer"), and ______________ ("Participant").

                                   RECITALS

     A. Contemporaneously with the execution of this Agreement, Participant will become employed with Employer in the position of [INSERT: PARTICIPANT'S TITLE]. As a result of his position as [INSERT: PARTICIPANT'S TITLE] and the execution of this Agreement, Employer will provide Participant with initial and ongoing confidential information and trade secrets of Employer. For purposes of this Agreement, confidential information and/or trade secrets includes, but is not limited to: customer information, pricing information, sales procedures, operating procedures, marketing plans or information, financial information of Employer and/or Employer's customers, and other technical, marketing, or business information. In return, Participant agrees to hold such information in trust and confidence pursuant to Paragraph 2 below.

     B. As a result of becoming [INSERT: PARTICIPANT'S TITLE] and as further consideration for the promises and covenants herein, Participant is eligible to participant in the Atmos Energy Corporation Performance-Based Supplemental Executive Benefits Plan (the "Plan"), pursuant to which certain executive or management employees of the Employer are eligible to receive supplemental retirement, disability, and death benefits.

     NOW THEREFORE, in consideration of Participant's right to participate in the Plan the receipt of confidential information and trade secrets of the Employer, and the mutual promises contained herein, the parties agree as follows:

     1.   Restrictions. Participant acknowledges that in order to effectuate the
          ------------
promises to hold confidential information and trade secrets in trust for the Employer pursuant to Paragraph 2 below, it is necessary to enter into the following restrictive covenant, which is ancillary to the agreement between Employer and Participant herein. Without the prior written consent of Employer, Participant shall not, during the term of his employment or for two (2) years following the termination of employment with Employer.

          a. Participate, engage in, or render services similar or related to the services performed by Participant for Employer for any business that sells or offers for sale any products or services in competition with the products or services sold by [INSERT: "EMPLOYER" OR NAME OF APPLICABLE BUSINESS UNIT] in the geographic area [INSERT: DESCRIPTION OF GEOGRAPHIC AREA].

          b. Have any direct or indirect financial interest in any business that sells or offers for sale any products or services in competition with the products or services sold by [INSERT: "EMPLOYER" OR NAME OF APPLICABLE BUSINESS UNIT] [INSERT: DESCRIPTION OF GEOGRAPHIC AREA IN PARAGRAPH 1.A]; provided, however, that the ownership by Participant of any stock listed on a national securities exchange of any corporation conducting a competing business shall not be deemed a violation of this Agreement if the aggregate amount of such stock owned by Participant does not exceed one percent (1%) of the total outstanding stock of such corporation; or

          c. Solicit or attempt to solicit, on behalf of himself or any other person or entity, business from any person or entity that was a customer of Employer during Participant's employment if such business is in the scope of services or products provided by employer.

     2.   Solicitation/Disclosure of Confidential Information and Trade Secrets.
          ---------------------------------------------------------------------
In further consideration for the mutual promises made herein, Participant agrees that without the prior written consent of Employer, Participant shall not at any time:

          a. Solicit, induce, or attempt to induce, on behalf of himself or any other person or entity, any employee of Employer to terminate their employment with Employer; or

          a. Use or disclose to any person or entity any confidential information or trade secrets of Employer except as necessary during the term of his employment with Employer to perform services on behalf of Employer.

     3.   Breach of Agreement by Participant. In the event of a breach of this
          ----------------------------------
Agreement by Participant, Employer shall be entitled to all appropriate equitable and legal relief including, but not limited to:

          a.   Injunction to prevent conduct in violation of this Agreement;

          b.   Damages incurred by Employer as a result of the breach; and

          c. Attorneys' fees and costs incurred by Employer in enforcing the terms of this Agreement.

Additionally, any period or periods of breach of Paragraph 1 above shall not count toward the two-year restrictive period, but shall instead be added to the two-year restrictive period.

     4.   Partial Validity. In the event any Court of any competent jurisdiction
          ----------------
holds any provision of this Agreement to be invalid, the remaining provisions shall not be affected or invalidated and shall remain in full force and effect.

     5.   Reformation. In the event any Court of competent jurisdiction holds
          -----------
any restrictions in this Agreement to be unreasonable or unenforceable as written, the Court may reform the Agreement to make it enforceable, and this Agreement shall remain in full force and affect as reformed by the Court.

     6.   Controlling Law. This Agreement shall be construed and enforced
          ---------------
according to [INSERT: APPROPRIATE STATE] LAW.

     IN WITNESS WHEREOF, the parties hereto have executed this Non-Competition Agreement as of the date first written above.


PARTICIPANT                                  ATMOS ENERGY CORPORATION


______________________________               By:________________________________

                                  EXHIBIT D

                              INDUSTRY PEER GROUP


INDUSTRY PEER GROUP DESIGNATED BY THE BOARD OF DIRECTORS: the companies constituting the Merrill Lynch Mid-Cap LDCs.

EXAMPLE OF THE CALCULATION OF THE PERFORMANCE RANKING IN THE EVENT OF A CHANGE IN THE INDUSTRY PEER GROUP DURING AN EXECUTIVE'S ACTIVE EMPLOYMENT WITH THE
COMPANY:

Assumptions:
1. Executive retires December 31, 2004 with more than ten years service with the Company.
2. The Board of Directors changed the Industry Peer Group effective January 1, 2000.
3. The Company's Performance Ranking under the first Industry Peer Group was the 80/th/ percentile, covering the period from January 1, 1995 through December 31, 1999.
4. The Company's Performance Ranking under the second Industry Peer Group was the 50/th/ percentile, covering the period from January 1, 2000 through December 31, 2004.

Calculation:
1. .50 weight (first 5 years of the Executive's final 10 years of employment with the Company) x 80% = 40% relative to first Industry Peer Group.
2. .50 weight (second 5 years of the Executive's final 10 years of employment with the Company) x 50% = 25% relative to second Industry Peer Group.
3. 40% + 25% = 65% total Performance Ranking.